EFH Corp. 2011 EEI Financial Conference Discussion Deck November 6 th - 9 th Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements, which are subject to various risks and uncertainties. A discussion of the risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the Securities and Exchange
Commission (SEC).
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

Table of Contents
I. Energy Future Holdings (EFH) Overview……………………
II. Luminant  Overview…………………………...……………....
III. TXU Energy Overview.…………………………………….….
IV. Oncor Overview.………………………………………..…..…
V. EFH Supplemental Information………………………..…...
VI. Appendix – Reg G…………………………………..………....
3 - 4
5 - 22
23 - 27
28 - 31
32 - 35
36 - 40

Largest competitive electric
generator in Texas
Largest lignite/coal and
nuclear generation fleet in
Texas
Low-cost lignite reserves
Largest T&D utility in
Texas
Leader in smart-grid
development
Constructive regulatory
regime
Largest retail
electricity provider in
Texas
Strong customer value
proposition
The largest power generator, retail electricity provider and transmission & distribution utility in Texas.
Energy Future Holdings Overview

2011 Key Highlights

Operational
achievements
Solid safety performance
Coal fueled plant generation
OG/S5 Q3 capacity factor (~95%)
Gas plant summer operations
New ERCOT summer and winter demand
records
TXU Energy bad debt reduction
Top decile nuclear cost & reliability
ERCOT nodal execution
Land reclamation program
CREZ construction program
AMS deployment and plan
Financial
achievements
Liability Management Program
– Extended ~$15B of TCEH TLB
– Issued ~$1.8B of TCEH 1  Lien notes
Defended creditor allegations
Effective cost / capex management
Effective asset management
IRS tax settlement progression
Strategic
initiatives
EPA regulations
Support ERCOT/PUCT engagement and
advocacy on resource adequacy
TXUE marketing partnerships
(Southwest/SolarCity)
Nuclear licensing progression
All 14 CCNs for CREZ approved
Monetized non-core assets
st

5

Luminant Generation Facilities
Generation capacity in ERCOT
At 12/31/10; MW
Nuclear 2,300 MW
Coal 8,017
Natural gas¹
5,110
Total 15,427 MW
1
Includes four mothballed units (1,655 MW) not currently available for dispatch and eight units (1,268 MW) currently operated for unaffiliated parties.
HOUSTON
SAN ANTONIO
AUSTIN
WACO
MIDLAND
LUFKIN
ODESSA
DALLAS
TYLER
FORT
WORTH
Power Plants
Natural gas
Coal
Coal, new build
Nuclear

40
55
42
47
41
2007 2008 2009 2010 2011E
Luminant Recordables
(# of Incidents)
1
Includes four mothballed units (1,655 MW) not currently available for dispatch and eight units (1,268 MW) currently operated for unaffiliated parties.
2
Nine months ended September 30, 2011 (excludes purchased power).
24%
54%
20%
Business Profile Generation
Largest coal & nuclear generation fleet in ERCOT with
around-the-clock assets that dispatch at low heat rate
levels
Top decile nuclear plant production and cost
performance
Top quartile coal fleet production and cost performance
Liquidity-light natural gas hedging program designed to
provide cash flow security (~47% hedged for Jan 1, 2011
– Dec 31, 2015)
Comanche Peak expansion through Mitsubishi
partnership may provide a long term nuclear growth
option
14%
33%
38%
15%
Coal
Gas
Nuclear
Generating
Capacity¹
as of 12/31/10
Total Net
Generation²
Sept. 2011
15,427 MW
60,775 GWh
New Build-Coal
Safety
Wholesale power prices
Natural gas hedge program
Coal/ Nuclear plant reliability
Mining operations
Fuel/ O&M costs
Peaking gas assets
Operational excellence/continuous improvement
Competitive market
Value Drivers Safety Performance
07-11E
Luminant is the largest power generator in Texas.
Luminant Business Summary

2%

Wind
Non-Wind
Annual Average Power Price
Installed Capacity (GW)
MCP ($/MWh)
03
04
05
06
07
08
09
10
11E
4
6
7
8
10
15
18
21
24

Reserve Margin (%)
24%
20%
16%
12%
8%
4%
2008
2009
2010
2011
2012
2013
2014
2015

ERCOT Fundamental Supply and Demand Dynamics
ERCOT Supply Additions
03-11; GW
ERCOT Reserve Margin Projections Over Time
08-15; Percent
Dec 07
Target Min Reserve
Margin of 13.75%
Dec 08
Dec 09
Dec 10
ERCOT projects target reserve margin will be below 13.75% beginning in 2014

May 11
Source: ERCOT’s Capacity, Demand and Reserves Reports

Summer 2011 ERCOT supply stack - indicative
ERCOT Supply Stack
Sources: ERCOT and Energy Velocity ®, Ventyx
Luminant plants are typically on the “book-ends” of the supply stack.
ERCOT’s
marginal price is set by natural gas in most hours of the year.
9
Luminant nuclear plant
Luminant lignite/coal plants
Luminant gas plants
Legend
0
4
8
12
16
20
0 10 20 30 40 50 60 70 80
Cumulative  MWs

Nuclear Reliability vs. Cost Benchmarks
75
80
85
90
95
10.00 15.00 20.00 25.00 30.00 35.00 40.00
O&M costs ($/MWh)
08-10 Capability Factor / O&M
$/MWh
Benchmarking peer set defined as 18 month fuel cycle U.S. nuclear plants. 2011 for CPNPP is an estimate of full year performance.
Source: EUCG May 2011 release for Cost and WANO for Capability Factors.
Braidwood
Byron
STP
CPNPP
Decile Quartile Median
Decile
Quartile
Median
Vogtle
08-10
09-11

0
10
20
30
40
50
60
70
2003 2004 2005 2006 2007 2008 2009 2010 2011
EFH Industry
Impact of Refueling Outages
Avg. nuclear fleet refueling outage duration¹ - 18 month cycle units
03-11; days
Nuclear fleet output
03-11; thousand GWh
Nuclear Refueling Cycle
18 months
Duration: ~19-26 days
2011 Refueling Outage Impact
2011 outages: Unit 1 - 20 days
Unit 2 - 23 days
Shortest Fall outage to date & 2nd
shortest Spring outage in the industry
2012 Refueling Outage Impact
2012 outage planned for 22 days (Unit 2)
1
2005 and 2008 were dual refueling outage years; this graph shows the average outage duration for each of those years.
2
Industry based on early release data from Electric Utility Cost Group (EUCG)
2
World record steam
generator outage
World record steam
generator outage
16
17
18
19
20
2003 2004 2005 2006 2007 2008 2009 2010 2011E
0
1
2
3
EFH
# of Refueling Outages

Luminant

100 %
90 %
80 %
70 %
60 %
50 %
40 %

$12
$10
$8
$6
$4
$2
$0

1
Benchmarking net capacity factors based on GADS. Luminant is legacy lignite/coal fleet only and based on net capacity of 5,837 MW.
Luminant 08–10 fleet avg. = 81.5%
Luminant 10 fleet = 79.9%
Source: GKS
Luminant vs. US coal fleet net capacity factors
Percent
Luminant vs. US coal fleet O&M
$/MWh
Luminant has industry leading performance relative to other coal-fueled generators.
High-Performance Coal Operator
12
1
Top decile
80.4%
Top quartile
76.9%
Top decile
$3.68
Top quartile
$4.90
Luminant 08–10 fleet avg. = $3.72
Luminant 10 fleet = $4.15

Luminant

Net Gen
# of Planned Outage (PO) Days
GWh
55,000
50,000
45,000
40,000
35,000
30,000
250
200
150
100
50
0
2003
2004
2005
2006
2007
2008
2009
2010

Coal Fleet Output
Coal fleet output
1,2
03-10; GWh
Coal Fleet Planned Outage Cycle
3 or 4 year overhaul cycle depending on
unit
Duration is scope dependent
2010 Planned Outage Impact
2010 reflects 221 planned outage days
(41 at new units)
2010 average major outage duration was
48 days
Increased generation from new units and improved reliability from legacy fleet.
1
2009 includes 1,443 GWh of new build generation (Sandow 5 and Oak Grove 1 units).
2
2010 includes 11,384 GWh of new build generation  and 41 planned outage days (Sandow 5, Oak Grove 1 & 2 units).

70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
5,250
4,500
3,750
3,000
2,250
1,500
750
0
1
4
7
10
13
16
19
22

ERCOT Average Daily Profile of Load and Wind
Source: ERCOT
ERCOT average daily profile of load and wind output
August 11; mixed measures
Average
Load
Average
Wind Output
Hour
Load
(aMW)
Wind Output
(MW)
Wind operating characteristics necessitate additional resources for reliability.

Texas Wind Additions
ERCOT SGIA
2
Cumulative wind capacity additions in Texas
Pre-01 - 10;11E - 12E; MW
1
Renewable Portfolio Standard
2
Signed Generation Interconnect Agreement
Source: ERCOT – January 2011 System Planning Report to the Reliability and Operations Subcommittee
RPS
1
Target
of 2,880 MW
by 2009
RPS
1
Target
of 5,880 MW
by 2015
CREZs
Designated
0
2,000
4,000
6,000
8,000
10,000
12,000
Pre 01 02 03 04 05 06 07 08 09 10 11E 12E

120
100
80
60
40
104.3
97.2
82.5
77.2
93.4
86.8
Peak Hour
Min. Hour
All Hours
Highest
10-Yr Average

30
25
20
15
10
5
0
28
27
9
2011
Tie 2000 & 1952
10-Year Avg.

1000
800
600
400
200
0
887
676
2011
10-Year Avg.

70
60
50
40
30
20
10
0
~16
~60
Entering Aug
Settled Aug

18
16
14
12
10
8
6
4
2
0
17
<1
2011
2010

Summer 2011 Heat Wave Impacts – August was the story
Averages °F
# of Days > 100 °F
Cooling Degree Days
(CDDs)
On-Peak Heat Rate
# of hours with prices
> $2,000/MWh
Entering Summer ‘11 we generally had a long position bias given market point-of-view and desire to maintain peaking reserves for unit outages
Load was hedged against 95  percentile weather with call options
Actual summer outcome – exceptional coal unit performance provided
incremental long position, > 99   percentile weather created load short
at high prices partially offset by hedges (call options)
Select August Data
Asset Management was able to realize a net benefit when compared to last year due to strong unit performance and sound asset management strategies th
th

TCEH Heat Rate Position
12-15
1,2
; TWh
46
9
2
29
66
78
80
~75
~75
~80
~80
2012 2013 2014 2015
% Hedged
~60% ~12% ~2% ~0%
Open Position
TXUE & LUME
Net Position²
1
As of the end of Q3 2011 and includes the impact of Cross-State Air Pollution Rule
2
Excludes speculative trading positions
TCEH Heat Rate Position
In general, heat rate position is un-hedged past 36 months.  Before entering a year, the heat rate position is hedged to ~70-80% through retail and wholesale channels.  Within the year, various months and products are either hedged or left as open positions depending on point-of-view

2

Cal 2012
Cal 2013
Cal 2014
Cal 2015
$8.00
$7.50
$7.00
$6.50
$6.00
$5.50
$5.00
$4.50
$4.00
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11

Cal 2012
Cal 2013
Cal 14*
Cal 15*
9.00
8.80
8.60
8.40
8.20
8.00
7.80
7.60
7.40
7.20
7.00
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11

HSC Natural Gas Futures
$/MMBtu
ERCOT NHub ATC (7x24) Heat Rate
MMBtu/MWh
*limited broker
quotes
18
Forward Natural Gas Prices and Heat Rates
Forward position has benefited from recent rise in heat rates, while forward gas has continued to hold at ~$5/mmbtu

Historical 2014 Forward Natural Gas Prices Historical 2014 Forward Houston Ship Channel (HSC) Gas Prices Q1’07- Q3’11; $/MMBtu 19

$14
$12
$10
$8
$6
$4
$2
$0
$/MMBtu
2006
2007
2008
2009
2010
2011

8
7
6
5
4
3
$/MMBtu
2012
2013
2014
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11

$14
$12
$10
$8
$6
$4
$2
$0
$/MMBtu
2006
2007
2008
2009
2010
2011

8
7
6
5
4
3
$/MMBtu
2012
2013
2014
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11

20 20
Houston Ship Channel settled natural gas prices¹
Jan 06-Sep 11; $/MMBtu
Market Price Snapshot
NYMEX forward natural gas prices
2012-2014; $/MMBtu
NYMEX settled natural gas prices
Jan 06-Sep 11; $/MMBtu
1 Settled prices are monthly averages
2
Forward prices reflect market observable quotes during the 12 months ended Sep 30, 2011 for the following delivery periods: 2012, 2013 and 2014
2 1
Houston Ship Channel forward natural gas prices
2012-2014; $/MMBtu
2

21 21
Market Price Snapshot
ERCOT  North HUB 7x24 settled heat rate
Jan 06-Sep11; MMBtu/MWh
ERCOT North HUB 7x24 forward heat rate
2012-2014; MMBtu/MWh
ERCOT North HUB 5x16 forward heat rate
2012-2014; MMBtu/MWh
ERCOT North HUB 5x16 settled heat rate
Jan 06-Sep 11; MMBtu/MWh
1
Market heat rate calculated by dividing 7x24 and 5x16 power prices, as appropriate, by Houston Ship Channel natural gas prices
2
Settled prices are monthly averages
3
Forward prices reflect market observable quotes during the 12 months ended Sep 30, 2011 for the following delivery periods: 2012, 2013 and 2014
5
10
15
20
25
30
35
2006 2007 2008 2009 2010 2011
6
7
8
9
10
11
12
Oct-10 Nov-10 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May -11 Jun-11 Jul-11 Aug-11 Sep-11
2012 2013 2014
5
10
15
20
25
30
35
40
45
50
55
2006 2007 2008 2009 2010 2011
6
7
8
9
10
11
12
Oct-10 Nov-10 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11
2012 2013 2014
1,2
1,2
1,3
1,3

✗

		✗	✗			✗	✗	
		✗	✗			✗	✗	
		✗	✗	✗		✗		
		✗	✗		✗		✗	
		✗	✗	✗				
		✗	✗	✗				
		✗	✗	✗				
			✗	✗	✗		✗	
			✗	✗	✗		✗	
		✗	✗	✗	✗			
			✗	✗	✗		✗	
			✗	✗	✗		✗

Currently Installed¹ Environmental Control Equipment At
Luminant Coal Units
Coal Unit
Capacity
(MW)
FGD
(Scrubber)²
Activated
Carbon
Injection³
ESP
4
SNCR
5
SCR
5
Bag-
house
4
Fuel Source
Oak Grove 1 800
Lignite
Oak Grove 2 800
Lignite
Sandow 4 557
Lignite
Sandow 5 580
Lignite
Martin Lake 1 750
Lignite/PRB
6
Martin Lake 2 750
Lignite/PRB
Martin Lake 3 750
Lignite/PRB
Monticello 1 565
Lignite/PRB
Monticello 2 565
Lignite/PRB
Monticello 3 750
Lignite/PRB
Big Brown 1 575
Lignite/PRB
Big Brown 2 575
Lignite/PRB
Currently installed
1
There is no assurance that the currently installed control equipment will satisfy the requirements under any change to applicable law or any future Environmental Protection Agency or
Texas Commission on Environmental Quality regulations.
2
FGD refers to flue gas desulfurization systems that reduce SO2 emissions with co-benefits of other emissions reductions.
3
Activated carbon injection systems reduce mercury emissions.
4
ESP refers to electro-static precipitation systems.  ESP and bag-house systems reduce particulate emissions with co-benefits of other emissions reductions.
5
SNCR refers to selective non-catalytic reduction systems.  SCR refers to selective catalytic reduction systems.  Both systems reduce NOx emissions.
6
PRB refers to Powder River Basin coal transported to plants via railcar.

23

1.7
1.4
0.6
0.4
0.3
0.2
0.2
TXU Energy
Reliant
Direct Energy
Stream Energy
Ambit
Green Mountain
First Choice

2,477
2,207
2,145
1,982
1,850
1,856
1,914
1,862
1,771
1,658
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

1.3
1.9
US Average
ERCOT

TXU Energy Business Summary
Strong customer value proposition
• High brand recognition in Texas competitive areas
• Competitive retail prices
• Innovative products and services
• Committed to low-income customer assistance
• Improved customer care delivery capabilities
Balance Sheet
• Combined TCEH risk management and liquidity efficient
capital structure
Expected margins (5–10% net)
Source: Latest available company filings, TXU Energy estimates.
Sources: NERC, ERCOT
Residential Customers / Meters
(in millions)
TXU Energy is the leading electricity retailer in the ERCOT market
Residential Customers
(in thousands)
TXU Energy has maintained market position since 2006
Projected Annual Demand Growth
CAGR (2010A-2019E)
Value Drivers
TXU Energy is the largest electricity retailer in Texas.

43%

TXU energy

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TXU Energy Marketing Campaign GM Billboards GM Television & Radio Online & Email Direct Mail Print Mass Media in Market - Southwest Airlines Exclusive Partnership 25

When your electricity rates rise with the temperature, you're the one who gets burned.
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That great electricity rate you just got?
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Did you get the GREAT RATE and then the BIG SWITCH?
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IMPORTANT CONSUMER INFORMATION FOR

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Electricity Usage Report
Your home Electricity Usage Report for the week of October 04 - 10, 2010 is now available for review.
Electricity Usage at a Glance

TXU energy
Bud's Stat
Program: Heat Prog
Est. Energy Cost Today: $5
Est. Energy Cost This Month: $472
Indoor Temperature: 71°
Temperature Setting: 71°
System Mode: Heat
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28

1
Oncor currently estimates that the total cost of the CREZ / Voltage Support projects will be approximately $2.0 billion.
Supportive regulatory environment
10.25% authorized ROE
Improved capital expenditure recovery
Low operating costs per customer
Low rates compared to peers
Strong reliability and safety performance
Oncor Overview
Value Drivers
Business Profile
Oncor, which is approximately 80% owned by EFH Corp., is the largest transmission &
distribution utility in Texas.
6
th
largest US transmission & distribution
company
Low costs and high reliability
No commodity position
Accelerated recovery of investments in
advanced meters and transmission
$2.0 billion¹ CREZ investment
Sources: ERCOT, CDR Report, May 2011
Projected peak demand growth
08-18E; GW
Actual and Estimated Capital Expenditures
’10 - ’16E; $ millions
New Service
Advanced
Metering
CREZ  /
Voltage
Support
IT /
Maintenance /
General Plant
Transmission
Grid
Expansion
29
62
64
64
66
68
71
73
74
63
2008A 2009A 2010A 2011E 2012E 2013E 2014E 2015E 2016E
226
200
230
240
305
325
305
171
180
170
185
200
205
215
164
160
150
257
290
140
135
475
490
202
580
555
390
1,020
1,410
1,250
950
1,000 1,005
1,010
340
155
10 11E 12E 13E 14E 15E 16E
1

OKLAHOMA
ARKANSAS
LOUISIANA
MEXICO
Central
McCamey
MEXICO
GULF OF MEXICO

New Oncor Infrastructure
1
Oncor currently estimates that the cost of these projects will be approximately $2.0 billion.
Oncor’s investment in CREZ will receive accelerated recovery, consistent with other transmission investment, mitigating regulatory delay.
…to
…to
to support support the the continued continued buildout buildout of of wind wind capacity capacity in in Texas Texas
Oncor expects to invest ~$2.0 billion¹ on new
CREZ-related transmission lines…

Oncor Demand-Side Management
Oncor is leading the largest advanced metering initiatives deployment in the US with a commitment to have 3.2 million meters installed by the end of 2012 (over 2.1 million meters have been installed through September 2011)
Oncor recovers its investment through a
PUC  -approved surcharge
Customer monitoring of consumption
“Smart” appliances
Dynamic pricing
Oncor’s
energy efficiency filing has been approved and is reflected in rates.
1
Public Utility Commission of Texas.
Oncor to deploy ~$690 million of capital
for advanced metering initiatives…
…that will enable key DSM initiatives
1

Energy Future Holdings Corp. Energy Future Holdings Corp. 32

Approx. 80% Ownership
$41.7B total gross debt
$39.7B total net  debt
Ring-fenced entity
Approx. 20%
Ownership
As of 9/30/11
$15.4B 1   Lien TLB due 2017
$3.8B 1 Lien TLB due 2014
$1.02B Deposit LC due 2017
$0.04B Deposit LC due 2014
$1.75B 1 Lien Notes @ 11.5% due
2020
$1.6B 2 Lien Notes @ 15% due
2021
$4.6B Unsecured LBO Notes @
10.25/10.5% due 2015/2016
$1.5B Unsecured PCRBs/Other
$3.5B 1st Lien Notes @ 9.75/10%
due 2019/2020
$0.4B 2  Lien Notes @ 11% due
2021
$0.6B Unsecured LBO Notes @
10.875/11.25% due 2017
$1.4B Unsecured Legacy Notes @
5.55 – 6.55%
$0.1B Unsecured Other
$0.5B Revolver @ L+27.5 due 2013
$4.8B @ avg. 6.5%
$0.6B @ avg. 5.2%
1
Gross debt includes amount currently due and unamortized debt and fair value discounts and premiums.
2
Total net debt equals total gross debt less total cash & equivalents and restricted cash of ~$2.0 billion.
3
Excludes $211 million from A/R Securitization.
EFH Capital Structure Overview
33
TCEH
~ $29.7B gross debt³
Energy Future
Competitive Holdings
~ $0.1B gross debt
~ $5.9B gross debt
Energy Future
Intermediate Holding
~ $2.7B gross debt
Texas
Transmission
Investment
LLC
EFH
~ $3.3B gross debt
2
1
nd
st
st
st
nd

Key Drivers
2012 Est. Impact vs
2011 (millions) Assumptions
Nuclear outage $75 – $85
2 refueling outages in 2011 vs. 1 in 2012
Safe and reliable operational performance
Lower outage related expenses
Higher coal
generation and
operational
improvements
$20 - $30
1 incremental TWh from new lignite units
~$20/MWh average incremental margin¹
Lower operating and maintenance costs
Impact of CSAPR $250 - $270
Impact of
CSAPR²
on legacy coal/lignite units
~9 TWh lower generation from idling MO1&2
Shifting to 100% PRB on BB & MO3
Commodity $25 - $125
Lower weighted average NG hedge
price³
of
~$0.20 /mmbtu for ~500 mm mmbtu
Higher heat rate of ~0.30 – 0.35 on ~68 - 70 TWh
4
Impact of normal weather and load related costs
on 2012 asset management margins relative to
2011
Retail $25 - $125
Potential decline driven by lower count, price
environment and normal weather in 2012
2011E TCEH
Adjusted EBITDA
$2,739
YTD
9/30/11
2012 TCEH Adjusted EBITDA (non-GAAP) Key Drivers
$?
Q4
1
Based on ERCOT North Hub 7X24 HSC power prices for 2012 of ~$38/MWh as of 7/29/2011
2
CSAPR as issued in July 2011
3
Weighted average prices are based on NYMEX Henry Hub prices of forward natural gas sales positions in the long-term hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions)
4
Excludes volume committed under a long term purchase contract
5
See Appendix for Regulation G reconciliation.
Illustrative for discussion purposes

5

TCEH Open EBITDA (non-GAAP) Estimate
1
Open EBITDA is intended to provide a view of our projected earnings for the fiscal year ended December 31, 2012, assuming that (1) our expected coal and nuclear generation for 2012 is sold at market observed forward power prices as of 9/30/11 less our expected costs to produce the power, including expected fuel expense, O&M and SG&A expenses, assuming
CSAPR as issued July 2011. (2) our retail revenues are derived from market observed retail rates, and (3) we do not engage in any natural gas and power hedging activities.  This is not intended to serve as an indication of what we expect our earnings to be for the fiscal year ended December 31, 2012, or how we intend to operate the business. EFH Corp. does not provide projected EBITDA for future periods and, as a result, there is no comparable GAAP financial measure to which we can reconcile Open EBITDA.
2
Estimated wholesale power prices for 2012 is based on average ERCOT North Hub prices as of 9/30/11.
3
Includes fuel (excluding nuclear fuel amortization), O&M and SG&A expenses
4
5
Calculation assumes a 35% overall tax rate
Assumptions Units 2012E
Wholesale
Total coal and nuclear generation TWh 70 - 72
Estimated power price² $/MWh
$36 - $38
Average coal and nuclear cost³ $/MWh $30 - $32
Retail
Revenues
4
$ $4.2 - $5.0
Profitability percentage (after tax)
5
%
5 - 10%
TCEH Open EBITDA (non-GAAP)¹ Estimate
12E: $ millions
$700 - $1,300
2012E
35
Based on a 10.5¢ / kWh average residential pricing and ~$2.0 billion of small and large business revenue based on trailing 12 months (Q4 2010 and Q1-Q3 2011). For residential new offer pricing please go to
www.powertochoose.org.

Appendix – Regulation G Reconciliations 36

Table 1: EFH Corp. Net Debt Reconciliation
As of September 30, 2011
$ millions
Description 9/30/11
Short-term borrowings² 0
Long-term debt due currently 462
Long-term debt, less amounts due currently 35,298
Total debt 35,760
Less:
Cash and cash equivalents (838)
Restricted cash (1,031)
Net debt 33,891
1 GAAP basis which reflects deconsolidation of Oncor.  Oncor’s total debt is ~$5.9 billion, added to EFH Corp.’s debt equals ~$41.7 billion.
2 Excludes $211 million at TXU Receivables Company related to the accounts receivable securitization program.
1

Table 2: TCEH Total Debt Reconciliation
As of September 30, 2011
$ millions
1 Excludes $211 million at TXU Receivables Company related to the accounts receivable securitization program.
Description 9/30/11
Short-term borrowings¹ 0
Long-term debt due currently 444
Long-term debt, less amounts due currently 29,251
Total debt 29,695

Table 3: Oncor Net Debt Reconciliation
As of September 30, 2011
$ millions
Description 9/30/11
Short-term borrowings 553
Long-term debt due currently 493
Long-term debt, less amounts due currently 4,882
Total debt 5,928
Less:
Cash and cash equivalents (2)
Restricted cash (84)
Net debt 5,842

Table 4: TCEH Adjusted EBITDA Reconciliation
Three and Nine Months Ended September 30, 2010 and 2011
$ millions
Factor Q3 10 Q3 11 YTD 10 YTD 11
Net loss (3,690) (709) (3,646) (1,660)
Income tax expense (benefit) 214 (375) 260 (874)
Interest expense and related charges 852 1,372 2,516 3,020
Depreciation and amortization 345 371 1,027 1,097
EBITDA (2,279) 659 157 1,583
Adjustments to EBITDA (pre-tax):
Interest income (23) (20) (65) (66)
Amortization of nuclear fuel 38 35 102 104
Purchase accounting adjustments 33 32 124 147
Impairment of assets and inventory write down - 427 1 427
Impairment of goodwill 4,100 - 4,100 -
Unrealized net (gain) loss resulting from hedging transactions (767) (138) (1,615) 247
EBITDA amount attributable to consolidated unrestricted subsidiaries - (2) - (5)
Amortization of ”day one” net loss on Sandow 5 power purchase agreement (9) - (19) -
Corp. depreciation, interest and income tax expense included in SG&A 4 4 9 11
Noncash compensation expense - 5 11 8
Severance expense - 50 3 52
Transition and business optimization costs 4 1 18 2 33
Transaction and merger expenses 5 9 9 29 28
Restructuring and other 6 2 (3) 1 70
Expenses incurred to upgrade or expand a generation station 7 - - 100 100
TCEH Adjusted EBITDA per Incurrence Covenant 1,109 1,076 2,940 2,739
Expenses related to unplanned generation station outages 31 71 122 162
Pro forma adjustment for Oak Grove 2 reaching 70% capacity in Q2 2011 8 - 7 - 32
Other adjustments allowed to determine Adjusted EBITDA per Maintenance Covenant 9 10 - 19 8
TCEH Adjusted EBITDA per Maintenance Covenant 1,150 1,154 3,081 2,941
1
Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped up value of nuclear fuel.  Also includes certain credits  and gains on asset sales not recognized in net income due to purchase accounting.
2
Impairment of assets includes impairment of emissions allowances and certain assets relating to mining operations due to EPA rule and impairment of land.
3
Includes expenses recorded under stock-based compensation accounting standards and excludes capitalized amounts.
4
Includes certain incentive compensation expenses, systems development professional fees related to major generation operations and retail billing / customer care computer applications and costs relating to certain growth initiatives.
5
Includes costs related to the 2007 merger and the Sponsor Group management fee.
6
Includes net third-party fees paid in connection with the amendment and extension of the TCEH Senior Secured Facilities, gains on termination of a long-term power sales contract and settlement of amounts due from a hedging/trading counterparty, and reversal of certain liabilities accrued in purchase accounting.
7
Reflects noncapital outage costs.
8
Represents the annualization of the actual six months ended September 30, 2011 EBITDA results for Oak Grove 2, which achieved the requisite 70% average capacity factor in the second quarter 2011.
9
Primarily pre-operating expenses related to Oak Grove and Sandow 5 generation facilities.
40
3
2
1

EFH Corp. Investor Relations Contacts
Rima Hyder
Director, Investor Relations
214-812-5090
rima.hyder@energyfutureholdings.com
Charles Norvell
Senior Analyst, Investor Relations
214-812-8062
charles.norvell@energyfutureholdings.com